EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Grant A. Brown, Senior Vice President and Chief Financial Officer of Qorvo, Inc. (the “Company”), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)    the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended October 1, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GRANT A. BROWN
Grant A. Brown
Senior Vice President and Chief Financial Officer

November 3, 2022